A Partnership of Incorporated Professionals                   Amisano Hanson
                                                           Chartered Accountants



                        CONSENT OF INDEPENDENT ACCOUNTANT


We hereby consent to the use in this Registration Statement on Form SB-2 amendment No. 6 of our report dated March 17, 2006, relating to the financial statements of Sunergy, Inc., as of December 31, 2005 and 2004 and the reference to our firm as experts in the Registration Statement.





Vancouver, Canada                                   "Amisano Hanson"
May 11, 2006                                     Chartered  Accountants



Suite 604 - 750 West Pender Street                   Telephone: 604-689-0188
Vancouver Canada                                     Facsimile: 604-689-9773
V6C 2T7                                              E-MAIL: amishan@telus.net